AXIS and PartnerRe: Creating Sustainable Value May 4, 2015 Exhibit 99.1

Important Information For Investors And Stockholders
This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval.  This communication relates to a proposed business combination between PartnerRe Ltd.
(“PartnerRe”) and AXIS Capital Holdings Limited (“AXIS”).  In connection with this proposed business combination,
PartnerRe and/or AXIS may file one or more proxy statements, registration statements, proxy statement/prospectus or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document PartnerRe and/or AXIS may file with the SEC in connection with the proposed transaction.  INVESTORS AND SECURITY HOLDERS OF PARTNERRE AND AXIS
ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT(S), PROXY STATEMENT/PROSPECTUS AND
OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME
AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of PartnerRe and/or AXIS, as applicable.  Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by PartnerRe and/or AXIS through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by PartnerRe will be available free of charge on PartnerRe’s internet website at http://www.partnerre.com or by contacting
PartnerRe’s Investor Relations Director by email at robin.sidders@partnerre.com or by phone at 1-441-294-5216.  Copies of the documents filed with the SEC by AXIS will be available free of charge on AXIS’ internet website at
http://www.axiscapital.com or by contacting AXIS’ Investor Relations Contact by email at linda.ventresca@axiscapital.com or by phone at 1-441-405-2727.

Participants in Solicitation
PartnerRe, AXIS, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction.  Information about the directors and executive officers of PartnerRe is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 26, 2015, its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 1, 2014, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, which was filed with the
SEC on May 4, 2015 and its Current Reports on Form 8-K, which were filed with the SEC on March 27, 2014, May 16, 2014 and January 29, 2015.  Information about the directors and executive officers of AXIS is set forth in its Annual Report on
Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 23, 2015, its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 28, 2014, its Quarterly Report on Form
10-Q for the quarter ended March 31, 2015, which was filed with the SEC on May 4, 2015 and its Current Reports on Form
8-K, which were filed with the SEC on March 11, 2015, January 29, 2015, August 7, 2014, June 26, 2014, March 27, 2014
and February 26, 2014.
These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements
Certain statements in this communication regarding the proposed transaction between PartnerRe and AXIS are “forward-
looking” statements.  The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,”
“forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely,”
“plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements.  These forward-looking statements, which are subject to risks, uncertainties and assumptions about PartnerRe and AXIS, may include projections of their respective future financial performance, their respective anticipated growth strategies and anticipated trends in their respective businesses.  These statements are only predictions based on current expectations and projections about future events.  There are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the risk factors set forth in PartnerRe’s and AXIS’ most recent reports on Form 10-K, Form 10-Q and other documents on file with the SEC and the factors given below:
PartnerRe’s forward-looking statements are based on assumptions that PartnerRe believes to be reasonable but that may not prove to be accurate. AXIS’ forward-looking statements are based on assumptions that AXIS believes to be reasonable but that may not prove to be accurate.  Neither PartnerRe nor AXIS can guarantee future results, level of activity, performance or achievements.  Moreover, neither PartnerRe nor AXIS assumes responsibility for the accuracy and completeness of any of these forward-looking statements.  PartnerRe and AXIS assume no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law.
Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

The failure to obtain the approval of shareholders of PartnerRe or AXIS in connection with the proposed transaction;
The failure to consummate or delay in consummating the proposed transaction for other reasons;
The timing to consummate the proposed transaction;
The risk that a condition to closing of the proposed transaction may not be satisfied;
The risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;
AXIS’ or PartnerRe’s ability to achieve the synergies and value creation contemplated by the proposed transaction;
The ability of either PartnerRe or AXIS to effectively integrate their businesses; and
The diversion of management time on transaction-related issues.

Agenda 4 1. Overview of Transformational Opportunity 2. Revised Amalgamation Overview 3. Benefits of the Amalgamation 4. Tremendous Opportunity for Value Creation

Agenda 5 1. Overview of Transformational Opportunity 2. Revised Amalgamation Overview 3. Benefits of the Amalgamation 4. Tremendous Opportunity for Value Creation

Overview of Transformational Opportunity

(Re)insurance
Powerhouse
Brings together two strong, world-class, successful companies building on existing strengths
~$13bn combined shareholders' equity
(
¹
)
Top 5 global reinsurance franchise with leading position in the broker channel
Top 10 global life and health reinsurer
Primary specialty platform with $2.5bn+ in premiums across a diversified array of product lines
Value Creation
Through Combined
Franchise Strengths
Increased relevance with distribution partners across the three major business units
Over $200 million in identifiable and actionable expense savings
Significantly enhances capital generation
Diverse sources of income to enhance ROE profile and value creation over time
Expanded ability to reinvest in franchise while returning capital to shareholders
Clear Common Vision
Accelerates Strategies
For Both Companies
Growth accompanied by excellence in risk management
Embrace secular change in the delivery of capital to address risk
Best-in-class talent across all aspects of business
Compatible cultures facilitate integration
(1) Financial data as of 3/31/15.

Agenda 7 1. Overview of Transformational Opportunity 2. Revised Amalgamation Overview 3. Benefits of the Amalgamation 4. Tremendous Opportunity for Value Creation

Revised Amalgamation Overview

Consideration to
Shareholders
AXIS shareholders to receive 1 share of the amalgamated company per common share in a tax free reorganization
PartnerRe shareholders to receive 2.18 shares of the amalgamated company per common share
Preferred shares to remain outstanding as preferred shares of the Amalgamated company
Dividend to PartnerRe
Common Shareholders
Extraordinary one-time dividend of $11.50 per share payable at, and contingent upon, closing
Pro Forma Ownership
PartnerRe will own approximately 51.5% percent of the amalgamated company
AXIS will own approximately 48.5% percent of the amalgamated company
Corporate Governance
of Combined Company
Board of Directors to comprise 14 members, consisting of seven AXIS appointees and seven PartnerRe appointees
Management teams to reflect balance, leveraging talent from both organizations
Approvals
Customary regulatory approvals
PartnerRe and AXIS shareholder approvals
Expected close in the second half of 2015

Progress to Date Reaffirms Benefits
Phase 1 integration already complete – a clear vision
for the combined company
Joint planning and integration process ongoing with
20 identified work streams
A few regulatory approvals have been received
HSR clearance was obtained
Supportive feedback on the merger from brokers and
clients
Encouraging April renewals

Attractive Financial Impact to AXIS
Shareholders

Accretive to EPS and ROE beginning in the first full year
(
¹
)
Double-digit EPS accretion and double-digit ROE by year 2
(
¹
)
Additional opportunities created by combined company and strong market presence
Greatly enhanced earnings, cash flow and capital generation
Operating Synergies of
$200mm
Significant Capital
Generation and Return to
Shareholders
Impact to AXIS
(1) Reflects EPS and ROE accretion on a Non-GAAP operating basis.

Agenda 11 1. Overview of Transformational Opportunity 2. Revised Amalgamation Overview 3. Benefits of the Amalgamation 4. Tremendous Opportunity for Value Creation

Strong Position in Three Attractive Businesses
Business Overview

PartnerRe AXIS Pro Forma Combined
3/31/15
LTM GPW
$5.8bn $4.6bn $10.4bn
Non-Life
Reinsurance
78%
Life and
Health
22%
P&C
Reinsurance
44%
A&H
6%
Insurance
49%
P&C
Reinsurance
59%
Insurance
26%
Life, A&H
15%

Market position
Top Global P&C Reinsurers by P&C
Reinsurance GPW
(1)
Transformative Combination Creating a
Leading Global Reinsurance Platform
(1) Rankings are by 2013 GPW.
(2) Berkshire Hathaway Reinsurance includes General Re. Corp.
(3) GPW not disclosed. Indicated values are on a NPW basis.
Top 5 global reinsurer
Leading position among broker-based
reinsurers
Strong positions in specialty
reinsurance lines
Combination of two additive platforms
with highly regarded UW and service
capabilities
Limited overlap in current portfolios
suggesting manageable attrition
Ability to channel third-party capital to
deliver expanded client solutions
$2.1
$2.1
$2.1
$2.1
$2.3
$2.4
$3.3
$3.4
$3.4
$3.5
$3.7
$4.0
$4.6
$4.7
$6.4
$6.7
$10.4
$18.0
$22.6
Generali
RenRe / Platinum
AXIS
Mitsui Sumitomo
Fairfax Financial
Sompo Japan
General Insurance Co. of India
Mapfre
Allianz
Alleghany
Korean Re
XL / Catlin
Everest Re
PartnerRe
China Re
SCOR
PartnerRe + AXIS
Berkshire Re
Hannover Re
Swiss Re
Munich Re
($ in billions)
Note: Chart excludes life and health reinsurance GPW if publicly disclosed. Excludes Lloyd’s.
$2.1
(3)
$8.8
(2)

Pro Forma Combined Insurance Breakdown
3/31/15 LTM GPW
Diversified Global Specialty Insurance
Business
Balanced portfolio mix between
segments
Almost no business overlap in existing
books
Growing visibility among clients /
distribution partners / talent
Optionality to further accelerate growth
in desirable segments
Total Insurance
GPW: $2.7bn
By Line of Business
Professional
Lines
32%
Property
24%
Liability
14%
PartnerRe’s
D&F and
Wholesale
Insurance
15%
Marine
9%
Aviation
2%
Credit &
Political Risk
1%
Terrorism
1%

Pro Forma Combined Life and A&H Breakdown
3/31/15 LTM GPW
Leadership in Life, Accident & Health with
High Growth Potential
By Line of Business
Total GPW:
$1.6bn
Life Reinsurance
60%
A&H
40%
Global product development
Significant geographic reach
Advantages to hybrid (insurance and
reinsurance) model
Combination with little overlap and highly
complementary capabilities
Products for developed market demographics
(e.g. longevity, disability) and less developed
markets (e.g. medical, employee benefits)
Healthcare spending booming internationally
Growth in U.S. healthcare market since
Affordable Care Act
Ability to leverage broad product capabilities
for high growth
Top 10 global life and health reinsurer
Top 3 U.S. health reinsurer
Significant market presence

World-Class Combined Management Team

Non-executive Chairman
Jean-Paul L. Montupet, Chairman PartnerRe
Chairman Emeritus
Michael A. Butt, Chairman AXIS Capital
CEO
Albert A. Benchimol, CEO AXIS Capital
CFO
Joseph Henry, CFO AXIS Capital
Deputy CFO and Lead Integration Officer
(1)
Bill Babcock, PartnerRe CFO
CEO, Reinsurance
Emmanuel Clarke, CEO PartnerRe Global
CEO, Insurance
Peter Wilson, CEO AXIS Insurance
CEO, Life, Accident & Health
Chris DiSipio, CEO AXIS Accident & Health
Head of Strategic Business Development and
Capital Solutions
John “Jay” Nichols, CEO AXIS Re
(1) Assuming the role of CFO no later than July, 2016.

Agenda 17 1. Overview of Transformational Opportunity 2. Revised Amalgamation Overview 3. Benefits of the Amalgamation 4. Tremendous Opportunity for Value Creation

AXIS' and PartnerRe's Advanced
Integration Planning

Integration Plan
Readiness & Mobilization
Day 1 Readiness
Post Close Planning
Work to Date
Approximately 150 people involved
Over 20 individual work streams
Reporting to Integration Director and Steering Committee headed by CEO-designate
Developed operating model for each business unit and support team
Significant progress in definition of Day 1 scope and requirements
Early indications strongly support accelerated achievement of strategic and operating objectives
Complete

Clear Path to Achieving Target Synergies

Value in
millions
USD
Business Unit
~$60
Target Synergies
$200
Support Functions
~$75
Corporate
~$35
Other Operational
Synergies
~$30
At Least $200 Million in Identifiable and Actionable Expense Savings

Global Reach with Opportunities for Consolidating Locations 20 AXIS Office Locations PartnerRe Office Locations

Tremendous Opportunity for Value Creation

Profitable
Growth through
Increased
Market Presence
~$13bn combined shareholders' equity
(
¹
)
$10.4bn in combined GPW across 3 attractive businesses
(
¹
)
Sustainable, long-term commercial growth prospects through combined scale, efficiencies and expanded product capability
Expanded global platform and local market expertise will support and enhance growth opportunities
At Least $200M
of Annual Run-
Rate Synergies
Expected to be realized within the first 18 months
Identifiable and achievable expense savings
Principal sources include staff redundancies, systems and infrastructure and holding company expenses
Limited
Execution Risk
Quality of both companies’ balance sheets
Familiarity between the companies’ management teams
Shared philosophy of underwriting conservatism
Potential for
Increased
Valuation
Attractive entry point for shareholders
Stronger platform and EPS/ROE accretion drive sustainable value creation
(1) Financial data as of 3/31/15.